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                                                                   EXHIBIT 23(b)



                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-44533) of VTEL Corporation of our report dated May 28, 1999 relating to the financial statements of the VTEL Corporation 401(k) Plan, which appears in this Form 11-K/A.

PricewaterhouseCoopers LLP



Austin, TX
July 14, 1999